Dreyfus Premier

GNMA Fund

ANNUAL REPORT December 31, 2001

d




The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            17   Notes to Financial Statements

                            23   Report of Independent Auditors

                            24   Board Members Information

                            25   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                      Dreyfus Premier GNMA Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Premier GNMA Fund, covering the 12-month period from January 1, 2001 through December 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Michael Hoeh.

In 2001, bonds generally posted higher returns than stocks for the second consecutive year. Although one of America' s longest periods of economic expansion came to an end, bonds generally benefited from the Federal Reserve Board' s efforts to reinvigorate an ailing economy. Eleven interest-rate reductions drove short-term rates to their lowest levels in 40 years, helping to boost bond prices, including those of U.S. Treasury securities and
investment-grade    corporate    bonds.

2001 also reminded investors of the importance of some fundamental principles of investing. The merit of a long-term perspective was validated when stocks and lower rated bonds rallied in the fourth quarter, rewarding those investors who held onto companies with sound business fundamentals and bright prospects. The importance of diversification was underscored by the bond market's strong returns, which helped cushion the equity market's decline for investors who allocated their investments among different asset classes. Perhaps most significant, 2001 affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

With bond yields ending 2001 at historically low levels, a repeat of last year's bond market performance seems unlikely. Nonetheless, investment opportunities may abound. Signs of economic recovery have emerged, and the equity markets have recently rallied in response to renewed investor optimism. While we can't guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter

Chairman and Chief Executive Officer

The Dreyfus Corporation

January 15, 2002




DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager

How did Dreyfus Premier GNMA Fund perform relative to its benchmark?

For the 12-month period ended December 31, 2001, the fund's Class A shares achieved a total return of 7.12%, Class B shares achieved a total return of 6.58% and Class C shares achieved a total return of 6.32%. The fund also produced aggregate income dividends of $0.6941, $0.6175 and $0.5796 for its Class A, B and C shares, respectively.(1) In comparison, the fund's benchmark, the Lehman Brothers GNMA Index (the "Index"), achieved a total return of 8.22% for the same period.(2 )

We attribute the fund's positive overall performance primarily to a slowing U.S. economy and falling interest rates, as well as rising investor demand for high quality securities. While the fund produced lower returns than its benchmark, our strategy was successful in avoiding the full brunt of the effects of mortgage prepayments as a record number of homeowners refinanced their mortgages.

What is the fund's investment approach?

The fund invests primarily in Government National Mortgage Association ("GNMA" or "Ginnie Mae") securities. The remainder may be allocated to other securities issued or guaranteed by the U.S. government, such as U.S. Treasury securities. The fund' s goal is to provide a high level of current income consistent with capital preservation.

We    use    a    four-step    investment    approach:

* PREPAYMENT TREND ANALYSIS measures the rate at which homeowners are likely to prepay their mortgages because of home sales or refinancing. An increase in this
trend   can   adversely   affect   returns   of   mortgage-related  securities.

* OPTION-ADJUSTED SPREAD ANALYSIS compares the early redemption characteristics of different mortgage-backed securities with other securities, such as U.S. Treasuries, to help us measure their vulnerability to early redemption.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

* CASH FLOW STRUCTURE ANALYSIS helps us determine the predictability and security of cash flows provided by different bond structures. We analyze
30-year, 15-year, adjustable-rate and project loan securities for inclusion in the fund.

* TOTAL-RATE-OF-RETURN SCENARIOS calculate expected rates of return for each security relative to U.S. Treasury securities under different interest-rate scenarios over a six-month time frame. This helps us estimate which securities are likely to provide above-average returns in any given interest-rate environment.

What other factors influenced the fund's performance?

The fund and GNMA securities market were primarily influenced by the weakening U.S. economy during the reporting period. The Federal Reserve Board (the "Fed") responded to signs of economic deterioration on the first business day of 2001 by reducing short-term interest rates by 0.50 percentage points. That initial reduction was followed by 10 more during the course of the year. All told, the Fed reduced the benchmark federal funds rate 4.75 percentage points during the reporting period.

Although long-term bond yields declined far less than short-term interest rates, they fell significantly in the fall when the September 11 terrorist attacks delayed any prospect of economic recovery, and the Treasury Department announced in late October that it would no longer issue 30-year Treasuries. Lower bond yields led to commensurately lower mortgage rates, and homeowners rushed to
refinance    their    mortgages.

While this trend hurt many mortgage-related bonds by returning principal to bondholders, GNMA securities with no provisions for early redemption benefited greatly. In addition, GNMA prices were supported by surging demand from investors seeking a relatively safe haven from a declining stock market and the uncertainty created by the terrorist attacks.

In this environment, we focused on securities that offered call protection; that is, those that cannot be redeemed early. Accordingly, we increased the fund's holdings of non-callable GNMA project loans, U.S. Treasury securities and GNMA
pass-through    securities    selling    at

discounts to their face values. The fund also benefited from our yield curve strategy, which successfully positioned the fund for a widening of the
differences    in    yields   between   long-   and   short-term   securities.

What is the fund's current strategy?

As of the end of the reporting period, we have maintained our strategy of avoiding prepayment risk. However, after an extended period of strong performance for U.S. Treasury securities, we have recently reduced the fund's
holdings    of    Treasury    securities.

As of December 31, 2001, approximately 60% of the fund's assets were allocated to GNMA pass-through securities, 9% of assets were allocated to GNMA project loans, and 31% of assets were allocated to cash. However, we believe that the Fed' s aggressive interest-rate reductions and the possibility of additional monetary and fiscal stimuli may lead to economic recovery in 2002. Of course, our strategies are likely to change as economic and market conditions evolve.

January 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS GNMA INDEX (UNHEDGED) IS AN UNMANAGED, TOTAL RETURN PERFORMANCE BENCHMARK FOR THE GNMA MARKET CONSISTING OF 15- AND 30-YEAR FIXED-RATE SECURITIES BACKED BY MORTGAGE POOLS OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier GNMA Fund Class A shares and the Lehman Brothers GNMA Index

((+))  SOURCE: LEHMAN BROTHERS

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER GNMA FUND ON 12/31/91 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS GNMA INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B AND CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE PERFORMANCE OF THE FUND'S CLASS A SHARES SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS AN UNMANAGED, UNHEDGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE GNMA MARKET, CONSISTING OF 15- AND 30-YEAR FIXED-RATE GNMA SECURITIES BACKED BY MORTGAGE POOLS OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION. ALL ISSUES HAVE AT LEAST ONE YEAR TO MATURITY AND AN OUTSTANDING PAR VALUE OF AT LEAST $100 MILLION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT



Average Annual Total Returns AS OF 12/31/01

                                                           Inception                                                      From

                                                             Date           1 Year         5 Years        10 Years      Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                                             2.28%          5.59%           5.86%
WITHOUT SALES CHARGE                                                         7.12%          6.58%           6.35%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                     1/15/93          2.58%          5.71%            --        5.89%((+)(+))
WITHOUT REDEMPTION                                          1/15/93          6.58%          6.03%            --        5.89%((+)(+))

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+)(+))              10/16/95          5.32%          5.74%            --        5.57%
WITHOUT REDEMPTION                                         10/16/95          6.32%          5.74%            --        5.57%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))  ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE END
OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)(+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS
1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

December 31, 2001

STATEMENT OF INVESTMENTS



                                                                                            Principal

BOND AND NOTES--83.5%                                                                      Amount ($)                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED:

Government National Mortgage Association I:

   6%                                                                                        10,310,000               10,106,996

   6.5%                                                                                      16,000,000  (a)          16,049,920

   6.5%, 11/15/2007- 5/15/2028                                                                8,948,761                9,249,911

   7%                                                                                         7,767,000  (a)           7,934,457

   7.5%, 3/15/2002-12/15/2023                                                                 5,304,915                5,548,524

   8%, 4/15/2008-12/15/2022                                                                   5,152,891                5,472,353

   8.5%, 10/15/2016-12/15/2022                                                                2,216,583                2,402,054

   9%, 10/15/2016-12/15/2022                                                                  1,704,776                1,866,084

   9.5%, 5/15/2018-1/15/2025                                                                  1,245,351                1,391,675

   11.5%, 1/15/2013                                                                              32,561                   37,496

   Project Loans:

      6.25%, 11/15/2018                                                                       1,375,067                1,373,331

      6.32%, 10/15/2033                                                                       1,491,465                1,496,224

      6.35%, 6/15/2030-2/15/2034                                                              4,083,990                4,080,793

      6.375%, 2/15/2028                                                                       1,433,776                1,436,912

      6.45%, 8/15/2033                                                                        1,159,855                1,164,748

      6.5%, 7/15/2033                                                                           911,035                  924,002

      6.625%, 11/15/2033                                                                      1,688,370                1,720,547

      6.7%, 2/15/2033                                                                         3,660,915                3,716,401

      6.875%, 5/15/2040                                                                         225,334                  228,820

Government National Mortgage Association II:

   5%, 7/20/2030-8/20/30                                                                      1,464,729  (b)           1,476,630

   5.25%, 4/20/2030                                                                           5,934,855  (b)           6,012,750

   6.5%, 5/20/2031                                                                           25,779,511               25,795,494

   7%, 1/20/2030-4/20/2031                                                                    6,782,873                6,926,488

   7.5%, 9/20/2030                                                                              433,278                  446,952

   8%, 10/20/2026                                                                             3,922,043                4,127,951

   9%, 7/20/2025                                                                              1,065,569                1,151,145

   11%, 12/20/2013-10/20/2015                                                                   344,076                  395,783

TOTAL BONDS AND NOTES

   (cost $120,825,597)                                                                                               122,534,441


                                                                                              Principal

SHORT-TERM INVESTMENTS--38.1%                                                                Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENTS:

U.S. Treasury Bills:

   1.59%, 1/3/2002                                                                            4,270,000                4,269,787

   1.62%, 1/10/2002                                                                          21,945,000               21,937,100

   1.60%, 1/17/2002                                                                          15,000,000               14,989,800

   1.67%, 1/24/2002                                                                           7,705,000                7,697,295

   1.67%, 2/7/2002                                                                            6,085,000                6,075,203

   1.67%, 3/7/2002                                                                              900,000                  897,335

TOTAL SHORT-TERM INVESTMENTS

   (cost $55,862,677)                                                                                                 55,866,520
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
   (cost $176,688,274)                                                                           121.6%              178,400,961

LIABILITIES, LESS CASH AND RECEIVABLES                                                          (21.6%)              (31,704,866)

NET ASSETS                                                                                       100.0%              146,696,095

(A) PURCHASED ON A FORWARD COMMITMENT BASIS.

(B) ADJUSTABLE RATE MORTGAGE-INTEREST RATE SUBJECT TO CHANGE PERIODICALLY.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           176,688,274   178,400,961

Cash                                                                    575,343

Receivable for investment securities sold                            10,078,884

Receivable for shares of Beneficial Interest subscribed               1,578,884

Interest receivable                                                     634,016

Prepaid expenses                                                         18,148

                                                                    191,286,236
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           142,939

Payable for investment securities purchased                          44,299,334

Payable for shares of Beneficial Interest redeemed                       57,919

Accrued expenses                                                         89,949

                                                                     44,590,141
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      146,696,095
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     147,384,566

Accumulated undistributed investment income--net                         41,073

Accumulated net realized gain (loss) on investments                  (2,442,231)

Accumulated net unrealized appreciation
  (depreciation)on investments                                        1,712,687
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      146,696,095



NET ASSET VALUE PER SHARE

                                                                              Class A               Class B                Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                             93,700,509             42,121,327             10,874,259

Shares Outstanding                                                          6,204,641              2,787,181                720,045
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   15.10                  15.11                  15.10

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended December 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      7,215,047

EXPENSES:

Management fee--Note 3(a)                                              710,624

Shareholder servicing costs--Note 3(c)                                 491,218

Distribution fees--Note 3(b)                                           228,226

Professional fees                                                       46,415

Registration fees                                                       38,638

Custodian fees--Note 3(c)                                               32,724

Prospectus and shareholders' reports                                    27,199

Loan commitment fees--Note 2                                             1,896

TOTAL EXPENSES                                                       1,576,940

INVESTMENT INCOME--NET                                               5,638,107
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              2,206,179

Net unrealized appreciation (depreciation) on investments              543,007

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               2,749,186

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 8,387,293

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                             -----------------------------------

                                                     2001                2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          5,638,107           6,185,993

Net realized gain (loss) on investments         2,206,179             582,674

Net unrealized appreciation (depreciation)
   on investments                                 543,007           3,531,341

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    8,387,293          10,300,008
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (4,019,378)          (4,724,077)

Class B shares                                (1,375,315)          (1,393,489)

Class C shares                                  (282,753)            (129,287)

TOTAL DIVIDENDS                               (5,677,446)          (6,246,853)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 60,949,657          46,529,347

Class B shares                                 25,297,506           8,371,732

Class C shares                                  9,825,666           3,024,047

Dividends reinvested:

Class A shares                                  2,719,110           3,129,932

Class B shares                                    889,649             821,367

Class C shares                                    176,797              72,799

Cost of shares redeemed:

Class A shares                               (59,409,033)         (50,334,156)

Class B shares                               (11,796,065)         (13,875,698)

Class C shares                                (3,884,529)            (812,989)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           24,768,758           (3,073,619)

TOTAL INCREASE (DECREASE) IN NET ASSETS       27,478,605              979,536
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                          119,217,490          118,237,954

END OF PERIOD                                146,696,095          119,217,490

Undistributed investment income--net              41,073                7,646

SEE NOTES TO FINANCIAL STATEMENTS.


                                                     Year Ended December 31,
                                               ---------------------------------

                                                     2001                2000
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     4,046,750           3,247,253

Shares issued for dividends reinvested            180,733             218,488

Shares redeemed                                (3,950,131)         (3,522,544)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     277,352             (56,803)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                     1,677,569             581,052

Shares issued for dividends reinvested             59,013              57,309

Shares redeemed                                  (782,647)           (969,886)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     953,935            (331,525)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       651,338             208,662

Shares issued for dividends reinvested             11,730               5,064

Shares redeemed                                  (257,619)            (56,964)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     405,449             156,762

(A) DURING THE PERIOD ENDED DECEMBER 31, 2001, 200,669 CLASS B SHARES REPRESENTING $3,038,563 WERE AUTOMATICALLY CONVERTED TO 199,803 CLASS A SHARES AND DURING THE PERIOD ENDED DECEMBER 31, 2000, 322,083 CLASS B SHARES REPRESENTING $4,621,648 WERE AUTOMATICALLY CONVERTED TO 322,389 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The  following  tables  describe  the  performance  for each share class for the fiscal  periods  indicated.  All  information  (except  portfolio turnover rate)
reflects  financial results for a single fund share. Total return shows how much
your  investment   in  the  fund would have increased (or decreased) during each period,  assuming  you  had  reinvested  all  dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                      Year Ended December 31,
                                                               ---------------------------------------------------------------------

CLASS A SHARES                                                 2001(a)          2000           1999          1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.76          14.23          14.89          14.76         14.37

Investment Operations:

Investment income--net                                            .68(b)         .81            .78            .81           .85

Net realized and unrealized gain (loss)
   on investments                                                 .35            .54           (.67)           .13           .39

Total from Investment Operations                                 1.03           1.35            .11            .94          1.24

Distributions:

Dividends from investment income--net                            (.69)          (.82)          (.77)          (.81)         (.85)

Net asset value, end of period                                  15.10          14.76          14.23          14.89         14.76
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                              7.12           9.82            .75           6.51          8.91
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.04           1.08           1.06           1.05          1.05

Ratio of net investment income
   to average net assets                                         4.57           5.67           5.31           5.44          5.87

Portfolio Turnover Rate                                        507.76         693.19         425.33         283.20        518.62
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                          93,701         87,494         85,157         94,369        95,071



(A) AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED DECEMBER 31, 2001 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.01, INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.01, AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 4.61% TO 4.57%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.




                                                                                        Year Ended December 31,
                                                               ---------------------------------------------------------------------

CLASS B SHARES                                                 2001(a)          2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.77          14.24          14.90          14.78         14.38

Investment Operations:

Investment income--net                                            .60(b)         .74            .70            .73           .78

Net realized and unrealized gain (loss)
   on investments                                                 .36            .54           (.67)           .12           .40

Total from Investment Operations                                  .96           1.28            .03            .85          1.18

Distributions:

Dividends from investment income--net                            (.62)          (.75)          (.69)          (.73)         (.78)

Net asset value, end of period                                  15.11          14.77          14.24          14.90         14.78
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                              6.58           9.27            .23           5.90          8.43
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.55           1.59           1.57           1.56          1.55

Ratio of net investment income
   to average net assets                                         3.99           5.17           4.76           4.93          5.36

Portfolio Turnover Rate                                        507.76         693.19         425.33         283.20        518.62
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                          42,121         27,080         30,833         41,775        38,775



(A) AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED DECEMBER 31, 2001 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE AND INCREASE NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 4.03% TO 3.99%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)



                                                                                         Year Ended December 31,
                                                               ---------------------------------------------------------------------

CLASS C SHARES                                                 2001(a)          2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.76          14.24          14.90          14.77         14.38

Investment Operations:

Investment income--net                                            .56(b)         .70            .66            .68           .75

Net realized and unrealized gain (loss)
   on investments                                                 .36            .53           (.66)           .13           .39

Total from Investment Operations                                  .92           1.23             --            .81          1.14

Distributions:

Dividends from investment income--net                            (.58)          (.71)          (.66)          (.68)         (.75)

Net asset value, end of period                                  15.10          14.76          14.24          14.90         14.77
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                              6.32           8.90           (.03)          5.62          8.13
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.79           1.85           1.85           1.80          1.80

Ratio of net investment income
   to average net assets                                         3.68           4.90           4.52           4.40          5.11

Portfolio Turnover Rate                                        507.76         693.19         425.33         283.20        518.62
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                          10,874          4,644          2,247          2,561           110


(A) AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED DECEMBER 31, 2001 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE AND INCREASE NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 3.72% TO 3.68%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus  Premier  GNMA  Fund  (the  "fund" ) is  registered under the Investment
Company Act of 1940, as amended (the "Act" ), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital by investing principally in instruments issued by the Government National Mortgage Association. The Dreyfus Corporation (the " Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor") , a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund is authorized to issue an unlimited number of $.001 par value shares in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an
independent    pricing    service    ("   Service"   )  The    Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities) . Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income including, where applicable, amortization of discount and premium on investments is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $11,249 during the period ended December 31, 2001, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as
a   regulated   investment   company,   if   such   qualification   is   in  th

best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

At December 31, 2001, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $41,074, accumulated capital losses $2,359,465 and unrealized appreciation $1,712,687. In addition, the fund had $82,767 of capital losses realized after October 31, 2001 which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, $1,199,744 of the carryover expires in fiscal 2002 and $1,159,721 expires in fiscal 2007.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2001 and December 31, 2000, respectively, were as follows: ordinary income $5,677,446 and $6,246,853.

During the period ended December 31, 2001, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $75,554, decreased accumulated net realized gain (loss) on investments by $55,848 and decreased paid-in capital by $19,706. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2001, the fund did not borrow under the Facility.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

The Distributor retained $762 during the period ended December 31, 2001 from commissions earned on sales of the fund's shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended December 31, 2001, Class B and Class C shares were charged $171,011 and $57,215, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2001, Class A, Class B and Class C shares were charged $218,434, $85,505 and $19,072, respectively, pursuant to the
Shareholder    Services    Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2001, the fund was charged $111,992 pursuant to the transfer agency agreement.


The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2001, the fund was charged $32,724 pursuant to the custody agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended December 31, 2001, amounted to $638,547,040 and $644,333,811, respectively.

The fund may purchase or sell securities on a forward commitment basis. The price of the underlying securities is fixed at the time the transaction is negotiated and settlement may take place a month or more after that date. With respect to purchase commitments, the fund will identify securities as segregated in its records with a value at least equal to the amount of its commitments. Losses may arise due to changes in the market value of the underlying securities, if the counter party does not meet the terms of the settlement agreement, or if the issuer does not issue the securities due to political, economic, or other factors.

At December 31, 2001, accumulated net unrealized appreciation on investments was $1,712,687, consisting of $1,875,377 gross unrealized appreciation and $162,690
gross    unrealized    depreciation.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At December 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Change in Accounting Principle:

As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis. Prior to January 1, 2001, the fund did not amortize premiums on fixed income securities and amortized discount on a straight line basis. The cumulative effect of this accounting change had no impact on total net assets of the portfolio, but resulted in a $2,788 decrease in accumulated undistributed investment income-net and a corresponding $2,788 increase in net unrealized appreciation (depreciation) , based on securities held by the fund on December
31,    2000.

The effect of this change for the period ended December 31, 2001 was to decrease net investment income by $44,246; decrease net unrealized appreciation (depreciation) by $2,788, increase net realized gains (losses) by $47,034. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Premier GNMA Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier GNMA Fund, including the statement of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2001 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier GNMA Fund at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 12, 2002

                                                             The Fund


BOARD MEMBERS INFORMATION (Unaudited)

                                                                                                    No. of
                                                                                                    Portfolios
Name (age)             Principal Occupation              Other Directorships                        for which
                                                                                                    Board
Position, (held since) During Past 5 Years               And Affiliations                           Member
                                                                                                    Serves

Joseph S. DiMartino    o Chairman of the Board of        o Muscular Dystrophy Association           190
(58)                   various funds in the Dreyfus      o Plan Vista Corporation (formerly
Chairman of the Board  Family of Funds                   HealthPlan Services Corporation),
(1995)                                                   a provider of marketing,
                                                         administrative and risk management
                                                         services to health and other benefit
                                                         programs
                                                         o Carlyle Industries, Inc., button
                                                         packager and distributor
                                                         o Century Business Services, Inc.,
                                                         provider of various
                                                         outsourcing functions for
                                                         small and medium size
                                                         companies
                                                         o The    Newark    Group,
                                                         privately held company providing
                                                         a national network of paper
                                                         recovery    facilities, paperboard
                                                         mills  and paperboard   converting
                                                         plants
                                                         o  QuikCAT.com, Inc.,  private
                                                         company engaged in the development
                                                         of high speed movement, routing,
                                                         storage and encryption of data
                                                         across all modes of data transport

Clifford L. Alexander  o President of Alexander &        o American Home Products Corporation       49
(68)                   Associates, Inc.,
Board Member (1981)    a management consulting firm      o IMS Health, a service provider of
                                                         marketing
                       o Chairman of the Board of         information and information
                       Moody's Corporation               technology
                       (October 2000-Present)            o WorldCOM
                       o Chairman of the Board and       o Mutual of America Life Insurance
                       Chief Executive                   Company
                       Officer of The Dun and
                       Bradstreet Corporation
                       (October 1999-September 2000)

Peggy C. Davis (58)    o Shad Professor of Law, New                                                 28
Board Member (1990)    York University School of Law
                       o She writes and teaches in the
                       fields of
                       evidence, constitutional theory,
                       family law,
                       social sciences and the law,
                       legal process and
                       professional methodology and
                       training

Ernest Kafka (69)      o Physician engaged in private                                               28
                       practice
Board Member (1981)    specializing in psychoanalysis
                       of adults
                       and adolescents
                       o Instructor at the New York
                       Psychoanalytic Institute

Nathan Leventhal (58)  o Chairman of the Avery-Fisher                                                 28
                       Artist Program
Board Member (1989)     (November 1997-Present)
                       o President of Lincoln Center
                       for the Performing
                       Arts, Inc (March 1984-December
                       2000)

Once elected all Board Members serve for an indefinite term. Additional information about the Board Members, including their address is available in the Fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Saul B. Klaman, Emeritus Board Member





OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 92 investment companies (comprised of 183 portfolios) managed by the Manager. Mr. Canter also is a Director and Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 55 years old, and has been an employee of the Manager since June 1997.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 183 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

JANETTE E. FARRAGHER, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 15 investment companies (comprised of 26 portfolios) managed by the Manager. She is 39 years old, and has been an employee of the Manager since February 1984.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Taxable Fixed Income of the Manager, and an officer of 18 investment companies (comprised of 73 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since March 1981.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.

                                                             The Fund

                                                           For More Information

                        Dreyfus Premier GNMA Fund

                        200 Park Avenue

                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                      Transfer Agent &

                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9263

                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  027AR1201A